                                                                   EXHIBIT 10.1

                                   UNITED LIFE
                                CONSENT AGREEMENT

                            Dated as of March 5, 1999


         Reference is made to the Credit Agreement, dated as of March 12, 1997 (as amended, the "Credit Agreement"), among the Managing Agents named therein, the Co-Agents named therein and The Bank of New York, as Administrative Agent, and PennCorp Financial Group, Inc. (the "Company"). Capitalized terms that are not otherwise defined in this Consent or in the United Life Purchase Contract (as hereinafter defined) are used with the meanings assigned in the Credit Agreement. "Kivex Note" means the promissory note, dated as of March 5, 1999, in the principal amount of $1,300,000, payable by Kivex, Inc. to UC. In addition, the terms "Buyer", "Closing", "CyberLink" "Escrow Agreement", "Escrow Amount", "Litigation Reserves" "Marketing One", "Marketing One Assets", "Noncurrent Loans", "Nonresidential Mortgages", "PLAC", "Pre-Closing Dividend", "Reorganization", "Residential Mortgages", "Section 338(h)(10) Election", "Sellers", "Servicer" and "UC" shall have the meanings assigned to those terms in the United Life Purchase Contract.

                  WHEREAS, The Company has requested that, pursuant to Section 8.06(b) of the Credit Agreement, the Majority Banks consent to the Company's or its Subsidiary's execution of the United Life Purchase Contract, as hereinafter defined.

                  NOW THEREFORE, in accordance with the Company's request, the Company, the undersigned Banks and the Agent hereby agree as follows:

                  1. (a) The "United Life Purchase Contract" shall mean that certain Purchase Agreement dated as of February 21, 1999 among ING America Insurance Holdings, Inc., the Company, Pacific Life and Accident Insurance Company, Marketing One Financial Corporation and Marketing One, Inc., a copy of which is attached hereto as Schedule A, as such Purchase Contract may be amended or modified from time to time after the Effective Date (as defined in paragraph 8 below); provided that any such amendment or modification that reduces the Gross Proceeds (as hereinafter defined), or amends or modifies any other material term of the United Life Purchase Contract, is furnished to the Banks prior to its execution and delivery and is consented to in writing by the Majority Banks.

                  (b) "Gross Proceeds" shall mean $152,000,000 payable to the Sellers under the United Life Purchase Contract plus any amount payable by the Buyer pursuant to Section 2.2 of the United Life Purchase Agreement as a result of the Pre-Closing Dividend not having been paid to the Sellers before the Closing.

                  (c) "Net Cash Proceeds" shall mean the Gross Proceeds minus the Specified Deductions.

                  (d) "Specified Deductions" shall mean the Marketing One Proceeds, the Mortgage Loan Purchase Price, $1,000,000 of the InterCompany Settlement Amount and up to but not in excess of the dollar amount specified as "Fees and Expenses" on Schedule B attached hereto, or such greater amount as the Majority Banks shall specify from time to time in a writing designated "Increase in Specified Deductions."

                  (e) "Specified Minimum Amount" shall mean the Net Cash Proceeds, but in any event, an amount of not less than $140,000,000 or such lesser amount as the Majority Banks shall specify from time to time in a writing designated "Reduction in Specified Minimum Amount."

                  (f) "Escrow Payment" shall mean an amount distributable to the Sellers pursuant to the Escrow Agreement representing Escrow Amounts together with interest on the Escrow Amounts payable in accordance with the terms of the Escrow Agreement.

                  (g) "InterCompany Settlement Amount shall mean the dollar amount specified as "Intercompany Settlement" on Schedule B.

                  (h) "Knightsbridge Companies' InterCompany Settlement Amount" shall mean the InterCompany Settlement Amount minus $1,000,000

                  (i) "Marketing One Proceeds" shall mean the portion of the Gross Proceeds allocable to the Marketing One Assets, not to exceed $392,000.

                  (j) "Mortgage Loan Purchase Price" shall mean the aggregate purchase prices of the Noncurrent Loans and Nonresidential Mortgages required to be purchased by Sellers pursuant to Section 5.17(a) of the United Life Purchase Contract), in any event such amount shall not exceed $10,000,000 or such greater amount as the Majority Banks may specify in a writing entitled "Increase in Mortgage Purchase Price."

                  (k) "Initial Mortgage Loan Purchase Price" shall mean that portion of the Mortgage Loan Purchase Price that the Sellers must pay at the Closing pursuant to Section 5.17(a) of the United Life Purchase Contract.

                  (l) "Post-Closing Mortgage Loan Purchase Price" shall mean an amount equal to the Mortgage Loan Purchase Price minus the Initial Mortgage Loan Purchase Price.

                  2. (a) As of the Effective Date of this Consent, the Banks hereby consent under Section 8.06(b) of the Credit Agreement to the Company's execution, delivery and performance of the United Life Purchase Contract; provided that, if the Closing does not take place on or before June 30, 1999, this Consent will no longer be effective, except for paragraph 5 which shall continue in full force and effect. The failure by the Company to comply with any of its obligations hereunder shall not affect the effectiveness of this paragraph 2(a).

                  (b) The Majority Banks hereby waive compliance with Sections
8.06 of the Credit Agreement, insofar as it prohibits the transfer of Property, to the extent, and only to the extent, necessary to permit the Company to effect the Reorganization.

                  3. (a) The Company agrees that all of the Net Cash Proceeds received by the Company will be applied directly, and not through the Collateral Account, to the prepayment of the Loans as follows: (i) the Company will, on the first Business Day following the Closing prepay directly, and not through the Collateral Account, the Loans in an amount of such Net Cash Proceeds in an amount not less than the Specified Minimum Amount minus the Escrow Amount; and
(ii) all Escrow Payments shall be paid on or before the date upon which the Escrow Agreement is terminated, or such later date as the Majority Banks may approve to the Administrative Agent as distributable under the Escrow Agreement in amounts aggregating not less than $23,800,000 (as reduced by the principal payments made after January 31, 1999 and prior to the termination of the Escrow Agreement) minus the Mortgage Loan Purchase Price. All prepayments required by this paragraph 3(a) shall effect concomitant permanent reductions in the Commitments.

                  (b) The Company agrees that the amount of the Net Cash Proceeds that the Company deems necessary to reserve for future payment of the Post-Closing Mortgage Loan Purchase Price, that is not part of the Escrow Amount, shall be delivered to the Administrative Agent for deposit into an account established at The Bank of New York in the name and under the control of the Administrative Agent (the "Mortgage Loan Purchase Price Account"). Except during an Event of Default, amounts necessary to pay the Post-Closing Mortgage Loan Purchase Price shall be released from the Mortgage Loan Purchase Price Account as necessary to make such payment. The Company further agrees that the amount remaining in such Account after payment by Sellers to Buyer of any amounts due on account of the Post-Closing Mortgage Loan Purchase Prices shall be withdrawn by the Administrative Agent and applied directly to the prepayment of Loans in accordance with paragraph 3(a) of this Consent.

                  (c) The Company shall act as expeditiously as possible (i) to cause, subject to Applicable Law and written disapproval by an Applicable Insurance Regulatory Authority, each of its Subsidiaries, other than Marketing One, receiving any of the Net Cash Proceeds (including Escrow Payments) from the sales of assets pursuant to the United Life Purchase Contract to transfer such proceeds to the Company for purposes of making the prepayments contemplated by paragraph 3(a), and (ii) to comply with any such Applicable Law and to obtain any required approval; and for this purpose "transfer" includes by way of dividend, loan, purchase of shares or capital contribution, and the second sentence of Section 8.06, insofar as it applies to the acquisition of Property, and Section 8.15 shall not apply to such transfers.

                  (d) The Company shall (i) cause the Escrow Agreement to provide that, except for the final distribution, Escrow Payments, otherwise available to be distributed, shall not be distributed to the Sellers until such amounts aggregate, from time to time, not less than $500,000, and (ii) cause to be executed, by each of the Persons designated therein as a "Seller," and delivered, after the same shall have been executed by the Administrative Agent, and cause to be countersigned by the Person acting as escrow agent under the Escrow Agreement (the "Escrow Agent"), a payment direction in the form of Exhibit A attached hereto (the "Payment Direction").

                  (e) The Company agrees that it shall (i) be the Seller that purchases Noncurrent Loans and Nonresidential Loans pursuant to Section 5.17(a) of the United Life

Purchase Contract and (ii) cause the Pre-Closing Dividend not to be paid unless immediately paid to the Administrative Agent to be applied as specified in paragraph 3(a).

                  (f) The Company shall, unless the Majority Banks shall have otherwise agreed, cause PLAC, not later than the Closing, to transfer to the Company by dividend, or Surplus Note payment all of PLAC's rights in, to and under the Escrow Agreement.

                  4. The Company represents and warrants as follows:

                           (a)(i) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Consent. This Consent has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Company of this Consent do not and (absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, and are in full force and effect, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of any such Person under, (y) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or
         (z) any Applicable Law. Upon receipt of the dividends or Surplus Note payments contemplated by paragraph (f)(i), the Company will have good title to, and be the sole owner of, the assets that are the subject of such dividends or Surplus Note payments subject to no Liens other than the Security Interest created under the Security Agreement, dated as of September 4, 1998, between The Bank of new York, as Collateral Agent, and the Company (the "Security Agreement"). Not later than the Closing, the Company will have good title to, and be the sole owner of, the Kivex Note.

                           (ii) Subject to the approval of the Applicable Insurance Regulatory Authority, PLAC has the power, and prior to the declaration and payment thereof, will have taken all necessary action (including any stockholder action) to authorize it to declare and pay the dividend contemplated by paragraph 3(f). The payment by PLAC of the dividend, if a dividend is in fact paid, will not have an adverse effect on PLAC's present and future ability to make payments under its Surplus Notes in accordance with their terms.


                  (b) The copy of the United Life Purchase Contract attached as Schedule A hereto (i) has been approved by the Company's Board of Directors at the meeting of the Board of Directors of the Company held on February 15, 1999,
(ii) has been executed by the parties, and (iii) has not been amended or modified in any way subsequent to its having been furnished to the

Administrative Agent and prior to the Effective Date of this Consent, except by amendments and modifications of which the Banks have been furnished copies.

                  (c) The Company shall deliver copies of any and all Form A applications submitted to any Applicable Insurance Regulatory Authority to the Banks as soon as such applications are submitted to such Applicable Insurance Regulatory Authority.

                  (d) Amounts payable by the Company pursuant to paragraph 3 above shall constitute payments of principal under Section 9(a) of the Credit Agreement that are due on the date specified in such paragraph. Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Effective Date of this Consent. Each of the Company's agreements contained in paragraphs 3(b), 3(c), 3(d), 3(e), 3(f) and 4(c) shall, for purposes of Section 9(e) of the Credit Agreement, constitute obligations default in the performance of which constitute an immediate Event of Default as fully as though such paragraphs were Sections specifically identified in such Section 9(e). Each of the following shall constitute an Event of Default under the Credit Agreement: (i) all or any part of the Knightsbridge Companies' InterCompany Settlement Amount shall be paid to any of the Knightsbridge Companies unless such amount is immediately thereafter dividended to the Company and paid by the Company to the Administrative Agent to be applied as specified in paragraph 3(a); and (ii) the Escrow Agent shall fail to perform its obligations under the Escrow Agreement.

                  5. The Company, on behalf of itself and each of its Subsidiaries, hereby releases each Released Party from, and agrees not to sue each Released Party for, any loss or damage sustained by the Company or any of its Subsidiaries as a result of, in connection with, or that is in any way related to, the distribution or other dissemination by The Bank of New York or Ernst & Young L.L.P. to the Banks of any information related to the transactions contemplated by the United Life Purchase Contract, including any claim that such distribution was contrary to any confidentiality agreement or other limitation on the distribution of such information. For this purpose, "Released Party" means The Bank of New York, as Administrative Agent, and as a Bank, the other Banks, Ernst & Young, L.L.P., Winthrop, Stimson, Putnam & Roberts, and each of their respective directors, officers, partners, employees and agents.

                  6. This Consent is limited to Section 8.06 of the Credit Agreement as specified in paragraphs 2 above, and by its execution and delivery the Banks do not intend to, and do not, waive any other rights that they, or any of them, now or hereafter have under any other provision of the Credit Agreement or under any of the other Loan Documents.

                  7. (a) Section 1.01(a) of the Credit Agreement is hereby amended to add, in alphabetical order, (i) the definitions from the United Life Purchase Contract specified in the introductory paragraph of this Consent, (ii) the definition of "United Life Purchase Contract" specified in paragraph 1(a) of this Consent and (iii) the definition of "Mortgage Loan Purchase Price Account" contained in paragraph 3(b) of this Consent.

                  (b) (i) Section 3 of the Security Agreement, dated as of September 4, 1998, between The Bank of New York as Collateral Agent and the Company is hereby amended by:

                           (A) Adding the following new clauses (f), (g) (h)
and (i):

                                    "(f) The Mortgage Loan Purchase Price
                                    Account;

                                    (g) The Residential Mortgages and
                                    Non-Residential Mortgages required to be purchased by Seller pursuant to Section 5.17 of the United Life Purchase Contract;

                                    (h) The Escrow Agreement and

                                    (i) The Kivex Note;" and

                           (B) appropriately relettering existing clauses (f)
through (l) as (h) through (m).

                           (ii) Section 4.01(a) of the Security Agreement is hereby amended by adding the following two new final sentences:

                  "The Residential Mortgages and Non-Residential Mortgages shall be released to the Company to permit their delivery to the purchasers thereof, upon certification by the Company of the need therefore, such certification to constitute a representation and warranty made under this Agreement. Except during an Event of Default, there shall be released from the Mortgage Purchase Price Account amounts necessary to pay the Post-Closing Mortgage Purchase Price upon certification by the Company of the amount thereof, such certification to constitute a representation and warranty made under this Agreement."


                           (C) Section 4.01(c) is hereby amended to add the
following new first sentence:

                  "The Company shall be permitted to make sales of the Residential Mortgages and Non-Residential Mortgages released to it pursuant to Section 4.01(a)."

                  8. This Consent shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the " Effective Date") as:

                  (a) this Consent has been executed and delivered by the Company, the Majority Banks and the Administrative Agent;

                  (b) all amounts payable pursuant to Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full;

                  (c) the Company shall have executed and delivered to the Administrative Agent duly executed UCC-1 financing statement forms relating to the Collateral referred to in paragraph 7(b)(i)(A).

                  9. This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

                  10. This Consent may be executed in any number of counterparts (and by facsimile copy), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                       Exhibit A

                                Payment Direction



[Name and address of Escrow Agent]

--------------------------

--------------------------


                  Re:  [Escrow Acct. No. -] (the "Escrow Account")


Ladies & Gentlemen:

         Until you shall have received written instructions to the contrary from The Bank of New York, as Administrative Agent, you are hereby instructed by each of the undersigned (each a "Seller") to pay all amounts otherwise payable to such Seller from the Escrow Account to such account as The Bank of New York, as Administrative Agent, shall specify from time to time.

         The terms of this letter may not be amended or modified except in a writing that has been countersigned by the Bank of New York as Collateral Agent.

                                   Very truly yours,

                                   PENNCORP FINANCIAL GROUP, INC.

                                   By:
                                       -------------------------------------
                                            (Authorized Signature)



                                   PACIFIC LIFE AND ACCIDENT INSURANCE
                                            COMPANY

                                   By:
                                       -------------------------------------
                                            (Authorized Signature)



                                   MARKETING ONE FINANCIAL CORPORATION

                                   By:  MARKETING ONE, INC.

                                   By:
                                       -------------------------------------
                                            (Authorized Signature)

                                   SCHEDULE B

                               ULA CASH PROCEEDS



                                                        AATX     M1/M1Fin
Cash Proceeds ($ millions)                    ULA       Notes     Cyberlink   UC Mort.    Other       Total
                                             ------     ------    ---------   -------     ------      ------
Actual Purchase Price                        $139.2        N/A     $  9.0     $  3.8       --        $152.0
Q4 Statutory Earnings (Est.)                    2.0                                                     2.0
Litigation Reserve (Est.)                       0.3                                                     0.3
Mortgage Loan Purchase (Est.)(a)                                                          (10.0)      (10.0)
Intercompany Settlement                                                                    (3.5)       (3.5)
Fees and Expenses (Est.)                                                                   (3.0)       (3.0)
                                             ------     ------     ------     ------     ------      ------
     Total Cash Proceeds to PFG (h)          $141.5     $  0.0     $  9.0     $  3.8     ($16.5)     $137.8
                                             ======     ======     ======     ======     ======      ======


(a) Assumed held at PFG for now.
(b) Litigation settlements are not considered as it is unlikely litigation will be settled on or before closing.



                                                                            (22)

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the day and year first above written.


                                  PENNCORP FINANCIAL GROUP, INC.


                                  By:   /s/ SCOTT D. SILVERMAN
                                     ------------------------------------------
                                     Name:  Scott D. Silverman
                                     Title: EVP



                                  THE BANK OF NEW YORK, as
                                    Administrative Agent, Collateral Agent and as a Bank


                                  By:   /s/ PETER W. HELT
                                     ------------------------------------------
                                     Name:  Peter W. Helt
                                     Title: Vice President



                                  THE CHASE MANHATTAN BANK, as a
                                    Managing Agent and as a Bank


                                  By:  /s/ ELIZABETH A. KELLEY
                                     ------------------------------------------
                                     Name:  Elizabeth A. Kelley
                                     Title: Managing Director



                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Managing Agent and as a Bank


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  NATIONSBANK, N.A., as a Managing Agent
                                    and as a Bank


                                  By:   /s/ WILLIAM E. LIVINGSTONE, IV
                                     ------------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President



                                  FLEET NATIONAL BANK, as a Co-Agent
                                    and as a Bank


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  MELLON BANK, N.A., as a Co-Agent
                                    and as a Bank


                                  By:  /s/ GARY A. SAUL
                                     ------------------------------------------
                                     Name:  Gary A. Saul
                                     Title: Vice President



                                  BANK OF MONTREAL, as a Co-Agent
                                    and as a Bank


                                  By:  /s/ THOMAS E. MCGRAW
                                     ------------------------------------------
                                     Name:  Thomas E. McGraw
                                     Title: Director



                                  CIBC INC., as a Co-Agent and as a Bank


                                  By:  /s/ GERALD GIRARDI
                                     ------------------------------------------
                                     Name:  Gerald Girardi
                                     Title: Executive Director
                                            CIBC Oppenheimer Corp. as Agent

                                  DRESDNER BANK AG, NEW YORK
                                    BRANCH & GRAND CAYMAN BRANCH, as a Co-Agent and as a Bank


                                  By:   /s/ LLOYD C. STEVENS
                                     ------------------------------------------
                                     Name:  Lloyd C. Stevens
                                     Title: Vice President


                                  By:   /s/ CHRISTOPHER Z. SARISKY
                                     ------------------------------------------
                                     Name:  Christopher Z. Sarisky
                                     Title: Assistant Vice President



                                  SUNTRUST BANK, CENTRAL FLORIDA
                                    NATIONAL ASSOCIATION


                                  By:   /s/ DARRYL J. WEAVER
                                     ------------------------------------------
                                     Name:  Darryl J. Weaver
                                     Title: First Vice President



                                  BANK ONE, TEXAS N.A.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  FIRST UNION NATIONAL BANK


                                  By:  /s/ [ILLEGIBLE]
                                     ------------------------------------------
                                     Name:   [ILLEGIBLE]
                                     Title:  Senior Vice President



                                  LTCB TRUST COMPANY


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  ING (U.S.) CAPITAL CORPORATION


                                  By:  /s/ MARY FORSTNER
                                     ------------------------------------------
                                     Name:  Mary Forstner
                                     Title: Senior Associate